Causeway International Small Cap Fund

Institutional Class (CIISX)

Investor Class (CVISX)

SUPPLEMENT DATED JUNE 29, 2018

TO THE PROSPECTUS

DATED JANUARY 25, 2018 AS SUPPLEMENTED MAY 18, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN

CONJUNCTION WITH THE PROSPECTUS. CAPITALIZED TERMS NOT

DEFINED HEREIN ARE AS DEFINED IN THE PROSPECTUS.

Effective as of July 1, 2018, Causeway Capital Management LLC (the “Investment Adviser”), the investment adviser of Causeway International Small Cap Fund (the “International Small Cap Fund”), has agreed to revise its expense limit agreement with the International Small Cap Fund to reduce the Total Annual Fund Operating Expenses After Expense Reimbursement by 0.15 percentage points from the prior expense limit level applicable to each class of shares.

Accordingly, the table in the International Small Cap Fund’s Prospectus under “Fees and Expenses – Annual Fund Operating Expenses” and the information under the “Example” are hereby superseded and replaced in their entirety with the below.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Sales Charge (Load) on Purchases and Reinvested Distributions	None	None
Deferred Sales Charge (Load)	None	None
Redemption Fee on shares held less than 60 days (as a percentage of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.00%	1.00%
Other Expenses	2.08%	2.06%
Shareholder Service Fees	None	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses (1)	3.09%	3.32%
Expense Reimbursement (2)	1.93%	1.91%
Total Annual Fund Operating Expenses After Expense Reimbursement (1)	1.16%	1.41%

(1)	“Total Annual Fund Operating Expenses” (before and after expense reimbursement) disclosed above differ from the ratios in the financial highlights section of this Prospectus because the financial highlights do not include acquired fund fees and expenses.
(2)

Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating

Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.15% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2020 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2020 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$118	$772	$1,452	$3,267
Investor Class	$144	$843	$1,566	$3,483

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-039-0100

Causeway International Small Cap Fund

Institutional Class (CIISX)

Investor Class (CVISX)

SUPPLEMENT DATED JUNE 29, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 25, 2018 AS SUPPLEMENTED MAY 18, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE

STATEMENT OF ADDITIONAL INFORMATION. CAPITALIZED TERMS NOT

DEFINED HEREIN ARE AS DEFINED IN THE STATEMENT OF ADDITIONAL

INFORMATION.

Effective as of July 1, 2018, Causeway Capital Management LLC (the “Investment Adviser”), the investment adviser of Causeway International Small Cap Fund (the “International Small Cap Fund”), has agreed to revise its expense limit agreement with the International Small Cap Fund to reduce the Total Annual Fund Operating Expenses After Expense Reimbursement by 0.15 percentage points from the prior expense limit level applicable to each class of shares.

Accordingly, the third and fourth sentences of the seventh paragraph under “Management of the Fund – Advisory Arrangements” are hereby superseded and replaced in their entirety with the following:

Pursuant to an expense limit agreement, effective July 1, 2018, the Investment Adviser has agreed to limit the International Small Cap Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the International Small Cap Fund invests, and extraordinary expenses) to 1.15% of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2020. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than net Institutional Class expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-41-0100